EXHIBIT 32

                             WRITTEN CERTIFICATION
 OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that the Annual Report on Form 10-KSB for the year ended December 31, 2004 filed by I.D. Systems, Inc. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                             By:    /s/ Jeffrey M. Jagid
                                                 -------------------------------
                                                 Name:  Jeffrey M. Jagid
                                                 Title: Chief Executive Officer


                                             Date: May 13, 2005


                                             By:     /s/ Ned Mavrommatis
                                                  ------------------------------
                                                  Name:  Ned Mavrommatis
                                                  Title: Chief Financial Officer


                                             Date: May 13, 2005